Fees Summary	Dec. 21, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 100,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	497.16
Total Offset Amount	0.00
Net Fee	$ 497.16